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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported) April 23, 2003
                                                 --------------



                MIDLAND COGENERATION VENTURE LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         MICHIGAN                        33-37977             38-2726166
--------------------------------       ------------       -------------------
(State or other jurisdiction of        (Commission        (I.R.S. Employer
incorporation or organization)         File Number)       Identification No.)




    100 PROGRESS PLACE, MIDLAND, MICHIGAN                       48640
---------------------------------------------              ----------------
   (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:  (989) 839-6000
                                                    ----------------






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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits
                  ---------

99.1 Press Release of Midland Cogeneration Venture dated April 23, 2003 reporting earnings for the first quarter of 2003.

ITEM 9.           REGULATION FD DISCLOSURES

The following information is being furnished under Item -- 12 Results of Operations and Financial Condition, of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216.

On April 23, 2003, Midland Cogeneration Venture Limited Partnership ("MCV"), issued a press release announcing its results of operations for the quarter ended March 31, 2003. A copy of the company's press release is attached as
Exhibit 99.1 hereto and is incorporated herein by reference.


















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                 MIDLAND COGENERATION VENTURE
                                    LIMITED PARTNERSHIP





Dated:  April 23, 2003           By:   James M. Rajewski
                                    --------------------------------------------
                                        James M. Rajewski
                                         Chief Financial Officer, Vice President
                                         and Controller
























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                                  EXHIBIT INDEX


Exhibit
Number                             Description
------   -----------------------------------------------------------------------

99.1 Press Release of Midland Cogeneration Venture dated April 23, 2003 reporting earnings for the first quarter of 2003.





































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